SPARROW GROWTH FUND

                          Supplement to the Prospectus
                             Dated December 29, 2004

The address of the Fund and the Fund's investment adviser has changed. The new address is:

                              11330 Olive Boulevard
                              Suite 230
                              St. Louis, MO 63141

The Fund no longer offers an exchange privilege. As a result, the section "Exchange Privileges" on page 11 of the Prospectus is hereby deleted in its entirety.


The following replaces the first paragraph under the section "Management of the Fund" on page 16 of the Prospectus:

     Sparrow Capital Management Incorporated, 11330 Olive Blvd., Suite 230, St. Louis, MO 63141, manages the Fund's investments. The adviser is an independent registered investment adviser and has over $80 million of equity and fixed income assets under management. Clients primarily include high net worth individuals and families, but also include a number of institutional clients such as pension funds. The firm was founded in 1988 and its President and founder, Gerald R. Sparrow, owns 95% of the adviser.

     PORTFOLIO MANAGERS: The adviser's investment committee will be responsible for making investment decisions for the Fund. Messieurs Gerald R. Sparrow and David Presson serve on the adviser's investment committee.

     Mr. Gerald R. Sparrow has the day-to-day responsibility for managing the Fund's portfolio and ultimate decision-making authority in selecting portfolio securities. Mr. Sparrow is the President and Chief Investment Officer of the adviser and guides the growth, development, and overall investment philosophy of the adviser. Mr. Sparrow has over 16 years investment management experience. In addition to his responsibilities at the adviser, Mr. Sparrow also serves as the General Partner of Sparrow Fund L.P., an advisory company. Mr. Sparrow graduated summa cum laude from the University of Missouri with a BS in Business in 1985 and he received an MBA from Washington University in 1987.

     Mr. David Presson, Chartered Financial Analyst, serves on the investment committee and makes recommendations with respect to the Fund's investments. Mr. Presson is the Chief Financial Officer and Director of Research of the adviser. Mr. Presson has over 20 years of investment management experience. From 1996 to 2003, Mr. Presson was at Banc of America Capital Management, an investment management nonbank subsidiary of Bank of America, N.A., where he served in various positions, including as the Director of Research and the senior equity analyst for the retail and restaurant industry. Prior to that time, Mr. Presson was a limited party and an equity analyst at Edward Jones, a large national brokerage firm. Mr. Presson graduated cum laude from Murray State University in 1981.

                      Supplement effective February 7, 2005

This Supplement, and the Prospectus dated December 29, 2004, contain information that you should know before investing in the Fund and should be retained for future reference. Additional information is included in the Statement of Additional Information dated December 29, 2004, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request and without charge by calling (888) 727-3301.